UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5161

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	5/31
Date of reporting period:	11/30/05

FORM N-CSR
Item 1.	Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
19	Financial Highlights
20	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

Dreyfus New York
Tax Exempt Intermediate
Bond Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus New York Tax Exempt Intermediate Bond Fund, covering the six-month period from June 1, 2005, through November 30, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Monica S.Wieboldt.

The U.S. economy demonstrated remarkable resiliency over the past six months, expanding at a steady pace despite the headwinds of soaring energy prices, higher interest rates and the dislocations caused by the Gulf Coast hurricanes. Although yields of longer-term municipal bonds recently have begun to creep upward, low inflation expectations among U.S. investors, improving fiscal conditions and robust investor demand have helped them withstand the potentially eroding effects of rising short-term interest rates.

As the end of 2005 approaches, the U.S. economy and financial markets may be reaching an inflection point. Investors’ reactions to a change in leadership at the Federal Reserve Board and the effects of higher fuel prices on the rate of inflation may set the tone for the U.S. fixed-income markets in 2006.As always, we encourage you to discuss these and other market forces with your financial advisor.

Thank you for your continued confidence and support.

The Dreyfus Corporation
December 15, 2005

2

DISCUSSION OF FUND PERFORMANCE

Monica S. Wieboldt, Senior Portfolio Manager

How did Dreyfus New York Tax Exempt Intermediate Bond Fund perform relative to its benchmark?

For the six-month period ended November 30, 2005, the fund achieved a total return of –0.20% .1 The Lehman Brothers 7-Year Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of –0.09% for the same period.2 In addition, the average total return for all funds reported in the Lipper New York Intermediate Municipal Debt Funds category was –0.25% .3

Short-term interest rates rose, and yield differences between shorter-and longer-term municipal bonds narrowed over the reporting period, mildly eroding prices of intermediate-term municipal bonds.The fund produced slightly higher returns than its Lipper category average, primarily due to our focus on bonds at the longer end of the intermediate-term range. However, the fund slightly underperformed the Index, which contains bonds from many states, not just New York, and does not reflect fund fees and expenses.

What is the fund’s investment approach?

The fund seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes.The dollar-weighted average maturity of the fund’s portfolio ranges between three and 10 years. Although the fund currently intends to invest only in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus, it has the ability to invest up to 20% of its net assets in bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and the municipal bond’s potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation to either discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

The fund was affected by rising short-term interest rates in an environment of stronger-than-expected economic growth. In fact, the Federal Reserve Board (the “Fed”) continued to raise short-term interest rates, driving the overnight federal funds rate from 3% to 4% over the course of the reporting period. Unlike most previous periods of Fed tightening, however, longer-term bond yields remained remarkably stable. As a result, the difference between short- and longer-term yields narrowed, benefiting bonds toward the longer end of the maturity spectrum.

The fund also benefited from an improving credit environment for New York state, which enjoyed higher tax revenues in the recovering economy. Fiscal improvement was particularly evident in New York City, where better conditions on Wall Street and a strong real estate market boosted tax receipts. New York debt issuance increased compared to the same period one year ago as demand remained robust from investors attracted by their relatively generous after-tax returns.

Because rising short-term interest rates hurt prices of shorter-term municipal bonds, our new purchases focused on the longer end of the intermediate-term range, which benefited the fund’s performance during the reporting period. In addition, as investors searched for additional income, the fund benefited from relative strength among higher-yielding securities, such as those backed by New York’s settlement with U.S. tobacco companies and other corporate-elated issues.

What is the fund’s current strategy?

Although the Fed may be approaching the end of the current credit-tightening cycle, we believe that several additional rate hikes are likely, and we have maintained the fund’s focus on securities toward the longer end of the intermediate-term range. However, because yield differences between higher- and lower-rated credits recently have narrowed beyond historical norms, we have begun to shift away from lower-rated securities toward higher-quality bonds, including those backed by bond insurers or revenues from essential services facilities.4

December 15, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New York residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
Return figure provided reflects the absorption of certain fund expenses by The Dreyfus
Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s return may have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-
exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.
[4]	Portfolio insurance extends to the repayment of principal and payment of interest in the event of default. It does not extend to the market value of the portfolio securities or the value of the fund’s shares.

The Fund 5

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus New York Tax Exempt Intermediate Bond Fund from June 1, 2005 to November 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2005

Expenses paid per $1,000 †	$ 3.91
Ending value (after expenses)	$998.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2005

Expenses paid per $1,000 †	$ 3.95
Ending value (after expenses)	$1,021.16

† Expenses are equal to the fund’s annualized expense ratio of .78%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
November 30, 2005 (Unaudited)

	Principal
Long-Term Municipal Investments—98.9%	Amount ($)	Value ($)

New York—94.1%
Battery Park City Authority, Senior Revenue
5.25%, 11/1/2015	4,350,000	4,766,817
Brewster Central School District
5%, 4/15/2018 (Insured; FSA)	1,000,000	1,073,050
Buffalo:
5%, 12/1/2012 (Insured; FGIC)	1,800,000	1,924,920
5.125%, 12/1/2014 (Insured; FGIC)	2,820,000	3,026,847
Buffalo Fiscal Stability Authority,
Sales Tax and State Aid Secured Bonds
5%, 9/1/2019 (Insured; MBIA)	1,985,000	2,116,605
Cattaraugus County Industrial Development Agency,
Civic Facility Revenue
(Saint Bonaventure University Project):
5%, 9/15/2009	745,000	766,039
5%, 9/15/2009	1,055,000	1,084,793
5%, 9/15/2010	740,000	761,889
5%, 9/15/2010	1,110,000	1,142,834
5%, 9/15/2011	825,000	846,326
5%, 9/15/2011	1,160,000	1,189,986
5%, 9/15/2012	1,225,000	1,250,786
City School District of the City of Niagara Falls,
COP (High School Facility):
5.625%, 6/15/2013 (Insured; MBIA)	2,045,000	2,298,682
5%, 6/15/2019 (Insured; FSA)	3,250,000	3,432,975
Dutchess County Industrial Development
Agency, IDR (IBM Project)
5.45%, 12/1/2009	5,000,000	5,268,950
Erie County, Public Improvement
5.25%, 4/1/2018 (Insured; MBIA)	2,000,000	2,168,980
Grand Central District Management
Association, Inc. (Capital Improvement-
Business Improvement) 4%, 1/1/2008	1,100,000	1,111,715
Hempstead Town Industrial
Development Agency:
Civil Facility Revenue (Hofstra University
Civic Facility) 5.25%, 7/1/2018	1,730,000	1,823,333
RRR (American Ref Fuel Project)
5%, 12/1/2010	5,000,000	5,201,050
Huntington Housing Authority,
Senior Housing Facility Revenue (Gurwin Jewish
Senior Residences) 5.50%, 5/1/2009	1,475,000	1,504,352

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

New York (continued)
Long Island Power Authority,
Electric System General Revenue:
5.50%, 12/1/2011 (Insured; AMBAC)	5,000,000		5,488,950
5.25%, 12/1/2014	2,640,000		2,870,366
5.25%, 12/1/2014 (Insured; MBIA)	2,700,000		2,967,624
Metropolitan Transportation Authority:
Dedicated Tax Fund
5%, 11/15/2009 (Insured; FSA)	1,400,000		1,477,504
Transit Revenue:
5.125%, 1/1/2012 (Insured; FSA)	1,830,000	[a]	1,979,694
5.125%, 7/1/2012 (Insured; FSA)	3,820,000	[a]	4,145,922
Nassau County, General Improvement:
5.10%, 11/1/2011 (Insured; AMBAC)	3,725,000		3,915,161
5.75%, 3/1/2013 (Insured; FSA)	4,955,000		5,381,873
Nassau County Health Care Corp.,
Health System Revenue
6%, 8/1/2009 (Insured; FSA)	4,000,000	[a]	4,424,640
New York City:
5.25%, 8/1/2008	3,645,000		3,813,326
5%, 11/1/2012	2,000,000		2,129,980
5.25%, 8/1/2017	2,295,000		2,455,535
5.25%, 10/15/2019	5,000,000		5,295,400
5.25%, 10/15/2019 (Insured; FSA)	1,450,000		1,569,306
5%, 4/1/2020	3,500,000		3,646,895
5%, 8/1/2020	2,000,000		2,086,360
New York City Health and Hospital Corp.,
Health System Revenue 5.25%, 2/15/2017	1,550,000		1,604,886
New York City Housing Development Corp.,
Capital Fund Program Revenue
(New York City Housing Authority Program)
5%, 7/1/2016 (Insured; FGIC)	4,000,000		4,297,640
New York City Industrial Development Agency:
Civic Facility Revenue:
(College of Aeronautics Project):
5.10%, 5/1/2008	500,000		510,985
5.25%, 5/1/2010	555,000		577,017
5.30%, 5/1/2011	585,000		606,271
(United Jewish Appeal Federation Project):
5%, 7/1/2012	1,460,000		1,568,668
5.25%, 7/1/2015	1,640,000		1,785,189
5.25%, 7/1/2016	1,780,000		1,928,310

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New York (continued)
New York City Industrial Development Agency (continued):
Special Facility Revenue:
(American Airlines, Inc. John F. Kennedy
International Airport Project):
7.125%, 8/1/2011	1,000,000	986,180
7.50%, 8/1/2016	1,500,000	1,460,505
(Terminal One Group Association Project)
5.50%, 1/1/2019	2,000,000 [b]	2,133,060
New York City Municipal Water Finance
Authority, Water and Sewer System Revenue
5.375%, 6/15/2016	1,500,000	1,629,525
New York City Transit Authority,
Metropolitan Transportation Authority,
Triborough Bridge and Tunnel Authority, COP
5.625%, 1/1/2013 (Insured; AMBAC)	2,675,000	2,904,809
New York City Transitional Finance Authority, Revenue:
5.25%, 11/1/2011 (Insured; MBIA)	2,260,000	2,456,507
(Future Tax Secured):
5.25%, 5/15/2009	3,000,000 [a]	3,209,850
5.75%, 2/15/2010	2,115,000 [a]	2,322,651
5.75%, 2/15/2010	2,885,000 [a]	3,168,249
5.25%, 8/1/2011 (Insured; FSA)	2,000,000	2,168,840
New York Convention Center Development Corp.,
Revenue (Hotel Unit Fee Secured)
5%, 11/15/2018 (Insured; AMBAC)	3,440,000	3,680,800
New York State Dormitory Authority, Revenue:
(Carmel Richmond Nursing Home)
5%, 7/1/2015 (LOC; Allied Irish Bank PLC)	2,000,000	2,077,020
(Catholic Health—Long Island Obligation Group):
5%, 7/1/2010	1,370,000	1,421,608
5%, 7/1/2011	1,585,000	1,649,906
(City University)
5.75%, 7/1/2016 (Insured; FGIC)	2,000,000	2,184,200
(Columbia University):
5.375%, 7/1/2013	1,000,000	1,094,940
5%, 7/1/2014	4,500,000	4,904,370
(Department of Health)
6%, 7/1/2006	2,350,000	2,385,979
(FIT Student Housing Corp.)
5.25%, 7/1/2016 (Insured; FGIC)	3,755,000	4,097,418

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New York (continued)
New York State Dormitory Authority, Revenue (continued):
Hospital Insured Mortgage:
5%, 8/15/2009 (Insured; FSA)	4,000,000	4,191,160
5.25%, 8/15/2013 (Insured; FSA)	3,000,000	3,258,480
Lease (Court Facilities—Westchester County)
5%, 8/1/2010	5,570,000	5,861,701
(Lenox Hill Hospital Obligation Group):
5.75%, 7/1/2012	1,785,000	1,880,730
5.75%, 7/1/2015	1,000,000	1,037,060
(Manhattan College):
5.50%, 7/1/2012 (Insured; Radian)	1,450,000	1,582,806
5.50%, 7/1/2013 (Insured; Radian)	2,605,000	2,841,534
(Mental Health Services Facilities Improvement):
6%, 8/15/2006	10,000	10,194
5.25%, 2/15/2014	2,305,000 [a]	2,527,571
5.25%, 2/15/2018	445,000	475,696
(Mount Sinai NYU Health Obligated Group):
5%, 7/11/2011	1,000,000	1,013,990
5%, 7/11/2013	1,000,000	1,008,880
(Municipal Health Facilities Improvement Program)
5.50%, 1/15/2013 (Insured; FSA)	1,350,000	1,464,332
(New York Methodist Hospital):
5.25%, 7/1/2016	2,055,000	2,188,534
5.25%, 7/1/2018	750,000	793,770
5.25%, 7/1/2019	1,395,000	1,473,357
(New York University)
5%, 7/1/2009 (Insured; MBIA)	3,070,000	3,230,715
(North Shore Long Island Jewish Group)
5%, 5/1/2018	3,280,000	3,356,391
(NYSARC Inc.)
5%, 7/1/2012 (Insured; FSA)	1,100,000	1,184,535
(Park Ridge Housing Inc.)
6.125%, 8/1/2015 (Collateralized; FNMA)	2,875,000	3,106,668
(Rivington House):
4.50%, 11/1/2006 (Collateralized; SONYMA)	1,190,000	1,202,340
5.25%, 11/1/2012 (Collateralized; SONYMA)	1,000,000	1,084,620
(Saint Barnabas)
5.25%, 8/1/2015 (Insured; AMBAC)	2,135,000	2,277,276
(Schools Program):
5.25%, 7/1/2010 (Insured; MBIA)	1,670,000	1,782,391
5.25%, 7/1/2011	1,435,000	1,517,369
Secured Hospital
(Interfaith Medical Center)
5.375%, 2/15/2012 (Insured; MBIA)	3,340,000	3,509,806

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

New York (continued)
New York State Dormitory Authority, Revenue (continued):
(South Nassau Communities Hospital):
5%, 7/1/2008	1,490,000		1,536,190
5.25%, 7/1/2010	1,465,000		1,540,360
State Personal Income Tax
(Education) 5.375%, 3/15/2013	5,000,000	[a]	5,527,650
(State Service Contract—Albany County):
5.25%, 4/1/2008	1,210,000	[a]	1,273,089
5.10%, 4/1/2010	2,310,000		2,409,861
(State University Educational Facility)
5.25%, 5/15/2013 (Insured; FGIC)	2,500,000		2,723,475
(Upstate Community Colleges)
5.25%, 7/1/2018	2,000,000		2,134,400
New York State Environmental Facilities Corp.:
Revenue (Personal Income Tax)
5.375%, 1/1/2015 (Insured; FGIC)	1,000,000		1,087,290
SWDR (Waste Management Inc. Project)
4.45%, 7/1/2009	2,000,000		2,024,400
New York State Housing Finance Agency, Revenue:
(Service Contract Obligation)
5.25%, 3/15/2011	3,465,000		3,609,664
State Personal Income Tax
(Economic Development and Housing)
5%, 9/15/2020 (Insured; FGIC)	1,270,000		1,341,907
New York State Local Government Assistance Corp.
5.25%, 4/1/2016 (Insured; MBIA)	1,480,000		1,620,186
New York State Thruway Authority
(Highway and Bridge Trust Fund):
5.75%, 4/1/2010 (Insured; FGIC)	2,000,000	[a]	2,200,500
5.25%, 4/1/2012 (Insured; FSA)	3,500,000	[a]	3,817,170
6.666%, 4/1/2018 (Insured; AMBAC)	2,500,000	[c,d]	2,854,725
New York State Urban Development Corp.,
Corporate Purpose—Subordinated Lien
5.125%, 7/1/2018	4,550,000		4,825,321
Niagara County Industrial Development Agency,
SWDR (American Ref Fuel Co.)
5.625%, 11/15/2014	1,350,000		1,419,674
Orange County Industrial Development Agency,
Life Care Community Revenue
(The Glen Arden Inc. Project):
5.30%, 1/1/2006	250,000		249,895
5.35%, 1/1/2007	225,000		223,844

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New York (continued)
Port Authority of New York and New Jersey,
Special Obligation Revenue
(Special Project—JFK International Air Terminal 6):
6.25%, 12/1/2008 (Insured; MBIA)	2,885,000	3,081,093
6.25%, 12/1/2009 (Insured; MBIA)	1,200,000	1,303,944
Rensselaer Industrial Development Agency,
IDR (Albany International Corp.)
7.55%, 6/1/2007 (LOC; Fleet Trust Co.)	2,000,000	2,107,500
Sales Tax Asset Receivable Corp.,
Sales Tax Asset Revenue
5.25%, 10/15/2019 (Insured; MBIA)	4,000,000	4,362,440
Suffolk County Industrial Development Agency,
IDR (Nissequogue Cogen Partners Facility)
4.875%, 1/1/2008	1,315,000	1,339,091
Suffolk County Judicial Facilities Agency,
Service Agreement Revenue
(John P Cohalan Complex)
5%, 4/15/2016 (Insured; AMBAC)	2,720,000	2,882,710
34th Street Partnership Inc.,
34th Street Business Improvement District,
Capital Improvement 5%, 1/1/2018	1,200,000	1,265,796
Tobacco Settlement Financing Corp. of New York,
Asset Backed Revenue:
4%, 6/1/2007	3,000,000	3,020,670
5%, 6/1/2011	1,000,000	1,008,550
5.50%, 6/1/2018	4,775,000	5,163,112
5.50%, 6/1/2021	3,000,000	3,249,780
Triborough Bridge and Tunnel Authority:
General Revenue
5%, 11/15/2020	4,000,000	4,198,680
Special Obligation
5.125%, 1/1/2014 (Insured; MBIA)	3,000,000 [a]	3,282,060
Westchester County Industrial
Development Agency, RRR:
Equity (Westchester Resco Co. Project)
5.50%, 7/1/2009	2,650,000	2,728,679
(Westchester Resco Co. Project)
5.125%, 7/1/2006 (Insured; AMBAC)	1,000,000	1,010,740

12

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New York (continued)
Westchester Tobacco Asset Securitization Corp.,
Tobacco Settlement Asset-Backed Bonds
4.50%, 6/1/2021	3,000,000	2,952,960
Yonkers, GO
5.25%, 6/1/2015 (Insured; AMBAC)	2,110,000	2,257,489
U.S. Related—4.8%
Children’s Trust Fund of Puerto Rico,
Tobacco Settlement Revenue Asset Backed Bonds:
5.75%, 7/1/2010	2,000,000 [a]	2,187,740
5.75%, 7/1/2010	3,000,000 [a]	3,281,610
Puerto Rico Public Buildings Authority
(Government Facilities):
4.50%, 7/1/2007	3,000,000	3,030,000
5%, 7/1/2012 (Insured; AMBAC)	2,000,000	2,136,820
Virgin Islands Water and Power
Authority, Electric System
5.125%, 7/1/2011 (Insured; Radian)	4,230,000	4,405,037
Total Long-Term Municipal Investments
(cost $304,447,014)		311,762,856

Short-Term Municipal Investment—.9%

U.S. Related;
Puerto Rico Government Development Bank, CP
3.55%, 1/26/2006
(cost $3,000,000)	3,000,000	2,999,250

Total Investments (cost $307,447,014)	99.8%	314,762,106
Cash and Receivables (Net)	.2%	543,894
Net Assets	100.0%	315,306,000

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ACA	American Capital Access	GIC	Guaranteed Investment Contract
AGC	ACE Guaranty Corporation	GNMA	Government National Mortgage
AGIC	Asset Guaranty Insurance Company		Association
AMBAC	American Municipal Bond	GO	General Obligation
	Assurance Corporation	HR	Hospital Revenue
ARRN	Adjustable Rate Receipt Notes	IDB	Industrial Development Board
BAN	Bond Anticipation Notes	IDC	Industrial Development Corporation
BIGI	Bond Investors Guaranty Insurance	IDR	Industrial Development Revenue
BPA	Bond Purchase Agreement	LOC	Letter of Credit
CGIC	Capital Guaranty Insurance	LOR	Limited Obligation Revenue
	Company	LR	Lease Revenue
CIC	Continental Insurance Company	MBIA	Municipal Bond Investors Assurance
CIFG	CDC Ixis Financial Guaranty		Insurance Corporation
CMAC	Capital Market Assurance	MFHR	Multi-Family Housing Revenue
	Corporation	MFMR	Multi-Family Mortgage Revenue
COP	Certificate of Participation	PCR	Pollution Control Revenue
CP	Commercial Paper	RAC	Revenue Anticipation Certificates
EDR	Economic Development Revenue	RAN	Revenue Anticipation Notes
EIR	Environmental Improvement	RAW	Revenue Anticipation Warrants
	Revenue	RRR	Resources Recovery Revenue
FGIC	Financial Guaranty Insurance	SAAN	State Aid Anticipation Notes
	Company	SBPA	Standby Bond Purchase Agreement
FHA	Federal Housing Administration	SFHR	Single Family Housing Revenue
FHLB	Federal Home Loan Bank	SFMR	Single Family Mortgage Revenue
FHLMC	Federal Home Loan Mortgage	SONYMA	State of New York Mortgage Agency
	Corporation	SWDR	Solid Waste Disposal Revenue
FNMA	Federal National Mortgage	TAN	Tax Anticipation Notes
	Association	TAW	Tax Anticipation Warrants
FSA	Financial Security Assurance	TRAN	Tax and Revenue Anticipation Notes
GAN	Grant Anticipation Notes	XLCA	XL Capital Assurance

14

Summary of Combined Ratings (Unaudited)

Fitch or	Moody’s or	Standard & Poor’s	Value(%) †

AAA	Aaa	AAA	49.8
AA	Aa	AA	21.1
A	A	A	14.5
BBB	Baa	BBB	9.5
BB	Ba	BB	2.3
B	B	B	.8
F1	MIG1/P1	SP1/A1	1.0
Not Rated [e]	Not Rated [e]	Not Rated [e]	1.0
			100.0

†	Based on total investments.
[a]	These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are
	collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on
	the municipal issue and to retire the bonds in full at the earliest refunding date.
[b]	Purchased on a delayed delivery basis.
[c]	Inverse floater security—the interest rate is subject to change periodically.
[d]	Security exempt from registration under 144A of the Securities Act of 1933. This security may be resold in
	transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2005, this security
	amounted to $2,854,725 or .9% of net assets.
[e]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to
	be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 15

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2005 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	307,447,014	314,762,106
Interest receivable		5,041,170
Receivable for shares of Beneficial Interest subscribed		679
Prepaid expenses		7,770
		319,811,725

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		191,249
Cash overdraft due to Custodian		1,706,878
Payable for investment securities purchased		2,120,520
Payable for shares of Beneficial Interest redeemed		421,853
Accrued expenses		65,225
		4,505,725

Net Assets ($)		315,306,000

Composition of Net Assets ($):
Paid-in capital		306,033,765
Accumulated undistributed investment income—net		141,050
Accumulated net realized gain (loss) on investments		1,816,093
Accumulated net unrealized appreciation
(depreciation) on investments		7,315,092

Net Assets ($)		315,306,000

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		17,442,998
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		18.08

See notes to financial statements.
16

STATEMENT OF OPERATIONS
Six Months Ended November 30, 2005 (Unaudited)

Investment Income ($):
Interest Income	6,794,239
Expenses:
Management fee—Note 3(a)	963,957
Service plan and prospectus fees—Note 3(b)	127,010
Shareholder servicing costs—Note 3(b)	70,580
Professional fees	29,135
Custodian fees	19,276
Shareholders’ reports	8,539
Trustees’ fees and expenses—Note 3(c)	8,608
Registration fees	7,685
Loan commitment fees—Note 2	986
Miscellaneous	17,556
Total Expenses	1,253,332
Investment Income—Net	5,540,907

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	224,386
Net unrealized appreciation (depreciation) on investments	(6,461,691)
Net Realized and Unrealized Gain (Loss) on Investments	(6,237,305)
Net (Decrease) in Net Assets Resulting from Operations	(696,398)

See notes to financial statements.

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	November 30, 2005	Year Ended
	(Unaudited)	May 31, 2005

Operations ($):
Investment income—net	5,540,907	11,578,787
Net realized gain (loss) on investments	224,386	1,985,142
Net unrealized appreciation
(depreciation) on investments	(6,461,691)	4,290,530
Net Increase (Decrease) in Net Assets
Resulting from Operations	(696,398)	17,854,459

Dividends to Shareholders from ($):
Investment income—net	(5,527,397)	(11,708,231)
Net realized gain on investments	—	(902,790)
Total Dividends	(5,527,397)	(12,611,021)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	19,386,886	35,069,095
Dividends reinvested	4,276,625	9,667,688
Cost of shares redeemed	(27,524,183)	(63,354,820)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(3,860,672)	(18,618,037)
Total Increase (Decrease) in Net Assets	(10,084,467)	(13,374,599)

Net Assets ($):
Beginning of Period	325,390,467	338,765,066
End of Period	315,306,000	325,390,467
Undistributed investment income—net	141,050	—

Capital Share Transactions (Shares):
Shares sold	1,060,775	1,904,107
Shares issued for dividends reinvested	234,225	524,908
Shares redeemed	(1,506,011)	(3,446,843)
Net Increase (Decrease) in Shares Outstanding	(211,011)	(1,017,828)

See notes to financial statements.
18

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	November 30, 2005		Year Ended May 31,

	(Unaudited)	2005	2004	2003	2002[a]	2001

Per Share Data ($):
Net asset value,
beginning of period	18.43	18.14	19.19	18.50	18.32	17.22
Investment Operations:
Investment income—net	.32[b]	.64[b]	.66[b]	.73[b]	.79[b]	.80
Net realized and unrealized
gain (loss) on investments	(.35)	.34	(.92)	.84	.18	1.10
Total from Investment Operations	(.03)	.98	(.26)	1.57	.97	1.90
Distributions:
Dividends from
investment income—net	(.32)	(.64)	(.65)	(.72)	(.79)	(.80)
Dividends from net realized
gain on investments	—	(.05)	(.14)	(.16)	—	(.00)[c]
Total Distributions	(.32)	(.69)	(.79)	(.88)	(.79)	(.80)
Net asset value, end of period	18.08	18.43	18.14	19.19	18.50	18.32

Total Return (%)	(.20)[d]	5.55	(1.41)	8.69	5.37	11.21

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.78[e]	.89	.95	.95	.94	.95
Ratio of net expenses
to average net assets	.78[e]	.81	.80	.80	.80	.80
Ratio of net investment income
to average net assets	3.45[e]	3.46	3.52	3.87	4.27	4.43
Portfolio Turnover Rate	13.51[d]	26.56	44.58	30.18	21.33	15.45

Net Assets, end of period
($ x 1,000)	315,306	325,390	338,765	389,782	373,620	343,561

[a]	As required, effective June 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide
	for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
	The effect of this change for the period ended May 31, 2002 was to increase net investment income per share and
	decrease net realized and unrealized gain (loss) on investments by less than $.01 and increase the ratio of net
	investment income to average net assets from 4.26% to 4.27%. Per share data and ratios/supplemental data for
	periods prior to June 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d] Not annualized.
[e] Annualized.
See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus New York Tax Exempt Intermediate Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company.The fund’s investment objective is to provide investors with as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgement of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2005 were as follows: tax exempt income $11,708,231, ordinary income $74,480 and long-term capital gains $828,310.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended November 30, 2005, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions with
Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Agreement provides that if in any fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund’s average net assets, the fund may deduct from the payment to be made to the Manager, or the Manager will bear such excess expense. During the period ended November 30, 2005, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Service Plan (the “Service Plan”) adopted pursuant to Rule 12b-1 under the Act, the fund reimburses the Distributor for distributing the fund’s shares, servicing shareholder accounts (“Servicing”) and for advertising and marketing relating to the fund.The Service Plan provides for payments to be made at an annual aggregate rate of up to .25% of the value of the fund’s average daily net assets.The Service Plan provided for the fund to bear the costs of preparing, printing and distributing certain of the fund’s prospectuses and statements of additional information and costs associated with implementing and operating the Service Plan, not to exceed the greater of $100,000 or .005% of the value of the fund’s average daily net assets for any full fiscal year. During the period ended November 30, 2005, the fund was charged $127,010 pursuant to the Service Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2005, the fund was charged $44,645 pursuant to the transfer agency agreement.

During the period ended November 30, 2005, the fund was charged $1,854 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $155,951, Rule 12b-1 service plan fees $18,000, chief compliance officer fees $1,548 and transfer agency per account fees $15,750.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A 1% redemption fee is charged and retained by the fund on certain shares redeemed within thirty days following the date of their issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended November 30, 2005, redemption fees charged and retained by the fund amounted to $818.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2005, amounted to $44,709,506 and $42,245,216, respectively.

At November 30, 2005, accumulated net unrealized appreciation on investments was $7,315,092, consisting of $8,741,762 gross unrealized appreciation and $1,426,670 gross unrealized depreciation.

At November 30, 2005, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

For More	Information

Dreyfus New York	Transfer Agent &
Tax Exempt Intermediate	Dividend Disbursing Agent
Bond Fund	Dreyfus Transfer, Inc.
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Manager	Distributor
The Dreyfus Corporation	Dreyfus Service Corporation
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2005, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)